October 14, 1998

Dear Shareholder:

      Fiscal 1998 was a difficult year for Capital Appreciation Fund.
      Your Fund lost 6.91% of its net asset value for the 12 months ended September 30, 1998, for both Class A and Institutional Class. Stocks of small and mid-size companies were especially hard hit during this past summer's market tumble.
      Capital Appreciation Fund has a two-fold focus: nearly two-thirds of the Fund's net assets are invested in stocks of rapidly growing small to medium-size companies. The balance is allocated to stocks of large, established companies that exhibit growth investment characteristics.
      This strategy helped preserve capital to a greater extent than comparable mutual funds in Lipper's MidCap Fund Average, which fell 11.95% for the 12 months ended September 30, 1998. Capital Appreciation Fund's performance placed it in the top quartile of its peer group for fiscal 1998.* However, the Fund significantly underperformed the unmanaged Standard & Poor's 500 Index, which rose +9.08% for the period.
      A primary reason for the large difference between our results and that of the Fund's benchmark is that the index' one-year return was driven by a very narrow group of large-cap growth stocks. These equities were not in Capital Appreciation's portfolio because they did not meet the Fund's investment discipline for large company stocks.

Strategic Positioning & Outlook

      Capital Appreciation Fund performed poorly during the initial months of fiscal 1998, primarily because of positions held in managed care companies, such as Phycor, telecommunications stocks and a large cash position. However, the Fund did well during the spring and early summer. We benefited from holdings in technology companies, capital goods companies, such as Pitney Bowes, and domestic-oriented financial stocks, such as shares of Fannie Mae.
      We believe the Fund's multicap combination of a growth and value approach could potentially make it attractive to many investors. Gerald S. Frey manages the small and mid-cap portion of the Fund while Robert Arnold manages the large-cap portion. Frey seeks stocks that exhibit consistent earnings and business growth while Arnold concentrates on large companies that have above-average growth potential compared to stocks in the S&P 500 Index. As of September 30, the Fund had $2.2 million in net assets.
      We thank you for being Capital Appreciation Fund's charter shareholders.

Sincerely,

Wayne A. Stork                             Jeffrey J. Nick
Chairman                                   President and Chief Executive Officer

Robert Arnold and Gerald S. Frey
Senior Portfolio Managers

*Capital Appreciation Fund ranked 74th of 298 mid-cap funds and 84th of 256 mid-cap funds for the one-year and lifetime periods ended 9/30/98, respectively, according to Lipper Analytical Services. An expense limitation was in effect for the periods shown. Returns would have been lower without the limitation. Past performance does not guarantee future results.





AR-133[9/98] 11/98

Capital Appreciation Fund Performance

Growth of a $10,000 Investment
December 2, 1996 to September 30, 1998

--------------------------------------------------------------------------
                          Capital Appreciation         Standard & Poor's
                             Fund A Class                  500 Index
--------------------------------------------------------------------------
 12/2/96                       $ 9,433                      $10,000
12/31/96                       $ 9,288                      $ 9,802
 1/31/97                       $ 9,688                      $10,414
 2/28/97                       $ 9,488                      $10,496
 3/31/97                       $ 8,933                      $10,065
 4/30/97                       $ 8,933                      $10,666
 5/31/97                       $ 9,721                      $11,315
 6/30/97                       $10,065                      $11,822
 7/31/97                       $10,698                      $12,762
 8/31/97                       $10,631                      $12,047
 9/30/97                       $11,275                      $12,707
10/31/97                       $10,908                      $12,283
11/30/97                       $10,875                      $12,851
12/31/97                       $11,138                      $13,072
 1/31/98                       $10,916                      $13,217
 2/28/98                       $10,706                      $14,170
 3/31/98                       $11,535                      $14,896
 4/30/98                       $11,978                      $15,045
 5/31/98                       $11,990                      $14,787
 6/30/98                       $11,500                      $15,387
 7/31/98                       $11,920                      $15,224
 8/31/98                       $ 9,550                      $13,023
 9/30/98                       $10,496                      $13,859


Chart assumes $10,000 invested on December 2, 1996, a maximum 5.75% front-end sales charge and reinvestment of all distributions. The maximum sales charge for Class A shares was raised from 4.75% to 5.75% as of November 2, 1998. Shares may be purchased at net asset value under certain circumstances. Class A shares have a 12b-1 fee that has been waived since inception. A voluntary expense cap of 0.75% has been in effect.

Capital Appreciation Fund Performance
Average Annual Total Returns Through September 30, 1998
                                             Lifetime         One Year
Class A (est. 12/2/96)
    Excluding Sales Charge                     +6.07%            -6.91%
    Including Sales Charge                     +2.68%           -12.26%
Institutional Class (est. 12/2/96)             +6.07%            -6.91%

Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. All results include reinvestment of distributions. Past performance is not a guarantee of future results. An expense limitation was in effect for the periods shown. Results would have been lower without the limitation.

   Delaware Group Equity Funds IV, Inc. -
   Capital Appreciation Fund
   Statement of Net Assets
   September 30, 1998
                                                 Number of      Market
                                                  Shares        Value
   COMMON STOCK - 90.35%
   Aerospace & Defense - 2.38%
 * Micrel                                         2,000        $53,375
                                                             ---------
                                                                53,375
                                                             ---------
   Automobiles & Auto Parts - 1.47%
   General Motors                                   600         32,813
                                                             ---------
                                                                32,813
                                                             ---------
   Banking, Finance & Insurance - 9.91%
   Aon                                              700         45,150
   BankAmerica                                      600         36,075
   BankBoston                                     1,000         33,000
   Fannie Mae                                       600         38,550
   First American                                 1,000         38,375
   First Union                                      600         30,713
                                                             ---------
                                                               221,863
                                                             ---------
   Cable, Media & Publishing - 8.14%
 * Chancellor Media                               1,500         49,969
   McGraw-Hill                                      500         39,625
 * Snyder Communications                          1,100         36,850
 * World Color Press                              1,800         55,800
                                                             ---------
                                                               182,244
                                                             ---------
   Chemicals - 1.25%
   E. I. du Pont de Nemours                         500         28,063
                                                             ---------
                                                                28,063
                                                             ---------
   Computers & Technology - 24.48%
 * Aspect Development                             1,200         47,438
 * BMC Software                                   1,400         84,044
 * Citrix Systems                                 1,000         71,125
 * Compuware                                      1,200         70,650
 * EMC                                            1,000         57,188
   Hewlett-Packard                                  800         42,350
 * J.D. Edwards                                   1,500         71,953
 * PLATINUM technology                            2,500         45,156
 * VERITAS Software                               1,050         57,980
                                                             ---------
                                                               547,884
                                                             ---------
   Consumer Products - 1.43%
   Fortune Brands                                 1,000         29,625
 * Gemstar International                             50          2,317
                                                             ---------
                                                                31,942
                                                             ---------
   Electronics & Electrical - 7.19%
 * American Tower                                 2,500         63,750
 * Analog Devices                                 3,000         48,188
   Pitney Bowes                                     900         49,106
                                                             ---------
                                                               161,044
                                                             ---------
   Energy - 3.00%
   USX-Marathon Group                             1,000         35,438
   Williams                                       1,100         31,625
                                                             ---------
                                                                67,063
                                                             ---------
   Environmental Services - 3.58%
   Browning Ferris                                1,100         33,275
   Waste Management                                 975         46,861
                                                             ---------
                                                                80,136
                                                             ---------


   Top ten holdings, representing 30.2% of net assets, are in boldface.

                                                                                          Number of      Market
                                                                                           Shares         Value
   Food, Beverage & Tobacco - 2.01%
   Philip Morris                                                                             975         $44,910
                                                                                                      -----------
                                                                                                          44,910
                                                                                                      -----------
   Healthcare & Pharmaceuticals  - 11.56%
   American Home Products                                                                  1,000          52,375
   Bausch & Lomb                                                                             600          23,625
   Baxter International                                                                      600          35,700
 * Coulter Pharmaceutical                                                                  2,500          62,030
 * Health Management Associates                                                            2,925          53,380
 * HEALTHSOUTH                                                                             3,000          31,688
                                                                                                      -----------
                                                                                                         258,798
                                                                                                      -----------
   Leisure, Lodging & Entertainment - 1.47%
 * Papa John's International                                                               1,000          32,968
                                                                                                      -----------
                                                                                                          32,968
                                                                                                      -----------
   Retail - 1.38%
   May Department Stores                                                                     600          30,900
                                                                                                      -----------
                                                                                                          30,900
                                                                                                      -----------
   Telecommunications - 11.10%
 * Ascend Communications                                                                     800          36,425
 * GeoTel Communications                                                                   3,000          81,000
   GTE                                                                                       600          33,000
 * Pacific Gateway Exchange                                                                1,500          54,938
 * STAR Telecommunications                                                                 3,500          43,203
                                                                                                      -----------
                                                                                                         248,566
                                                                                                      -----------
   Total Common Stock (cost $1,893,520)                                                                2,022,569
                                                                                                      -----------
                                                                                          Principal
                                                                                           Amount
   REPURCHASE AGREEMENTS - 10.36%
   With Chase Manhattan 5.35% 10/1/98
          (dated 9/30/98, collateralized by $11,000 U.S. Treasury Notes
          5.875% due 8/31/99, market value $11,213 and $34,000 U.S.
          Treasury Notes 6.75% due 4/30/00, market value $35,674 and
          $39,000 U.S. Treasury Notes 5.375% due 1/31/00, market value
          $39,535)                                                                        85,000          85,000
   With J.P. Morgan 5.25% 10/1/98
          (dated 9/30/98, collateralized by $7,000 U.S.
          Treasury Notes 6.250% due 4/30/01, market value
          $7,468 and $26,000 U.S. Treasury Notes 6.00% due 8/15/00,
          market value $26,781 and $39,000 U.S. Treasury Notes 6.25%
          due 5/31/99, market value $39,701)                                              72,000          72,000
   With PaineWebber 5.30% 10/1/98
          (dated 9/30/98, collateralized by $76,000 U.S. Treasury Notes
          4.50% due 9/30/00, market value $76,554)                                        75,000          75,000
                                                                                                      -----------
   Total Repurchase Agreements (cost $232,000)                                                           232,000
                                                                                                      -----------

   TOTAL MARKET VALUE OF SECURITIES - 100.71%
          (cost $2,125,520)                                                                           $2,254,569
   LIABILITIES NET OF RECEIVABLES AND
          OTHER ASSETS - (0.71%)                                                                         (16,007)
   NET ASSETS APPLICABLE TO 249,127 SHARES                                                            ----------
          ($0.01 Par Value) OUTSTANDING - 100.00%                                                     $2,238,562
                                                                                                      ==========
   NET ASSET VALUE - CAPITAL APPRECIATION FUND A CLASS
          ($12,018 / 1,337 shares)                                                                         $8.99
                                                                                                           =====
   NET ASSET VALUE - CAPITAL APPRECIATION FUND INSTITUTIONAL CLASS
          ($2,226,544 / 247,790 shares)                                                                    $8.99
                                                                                                           =====

   -------------------------------
   * Non-income producing security for the year ended September 30, 1998.

   COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1998:
   Common stock, $0.01 par value, 200,000,000 shares authorized to the Fund with 100,000,000 shares allocated to Capital Appreciation
          Fund A Class, 25,000,000 shares allocated to Capital Appreciation Fund
          B Class, 25,000,000 shares allocated to Capital Appreciation Fund C
          Class and 50,000,000 shares
          allocated to Capital Appreciation Fund Institutional Class                                 $2,130,373
   Undistributed net investment income                                                                   15,956
   Accumulated net realized loss on investments                                                         (36,816)
   Net unrealized appreciation of investments                                                           129,049
                                                                                                     ----------
   Total net assets                                                                                  $2,238,562
                                                                                                     ==========

   NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   CAPITAL APPRECIATION FUND
   Net Asset Value A Class (A)                                                                            $8.99
   Sales Charge (4.75% of offering price or 5.01% of the amount invested
          per share) (B)                                                                                   0.45
                                                                                                         ------
   Offering price                                                                                         $9.44
                                                                                                         ======

   -------------------------------
   (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
   (B) See How to Buy Shares in the current Prospectus for purchases of $50,000 or more. See Notes to Financial Statements for change in front-end sales charge effective November 2, 1998.




                             See accompanying notes

DELAWARE GROUP EQUITY FUNDS IV, INC. -
CAPITAL APPRECIATION FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME:
Dividends                                                                            $24,083
Interest                                                                              13,996       $38,079
                                                                               --------------


EXPENSES:
Management fees                                                                       18,019
Professional fees                                                                      7,230
Registration fees                                                                      5,350
Dividend disbursing and transfer agent fees and expenses                               4,498
Custodian fees                                                                         3,975
Directors' fees                                                                        2,628
Reports and statements to shareholders                                                 2,490
Accounting and administration                                                            940
Taxes (other than taxes on income)                                                       355
Other                                                                                  1,964        47,449
                                                                               --------------

Expenses absorbed by Delaware Management Company                                                   (29,444)
                                                                                             --------------
Total expenses                                                                                      18,005
                                                                                             --------------

NET INVESTMENT INCOME                                                                               20,074
                                                                                             --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS:
Net realized gain on investments                                                                    44,489
Net change in unrealized appreciation/depreciation of investments                                 (231,381)
                                                                                             --------------
NET REALIZED AND UNREALIZED LOSS
       ON INVESTMENTS                                                                             (186,892)
                                                                                             --------------
NET DECREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                                                                           ($166,818)
                                                                                             ==============



                             See accompanying notes

DELAWARE GROUP EQUITY FUNDS IV, INC. -
CAPITAL APPRECIATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                              12/2/96 *
                                                                                        YEAR ENDED               to
                                                                                          9/30/98              9/30/97
                                                                                   ------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                                                    $20,074               $15,728
Net realized gain on investments                                                          44,489                18,203
Net change in unrealized appreciation/depreciation of investments                       (231,381)              360,430
                                                                                   ------------------------------------------
Net increase (decrease) in net assets resulting from operations                         (166,818)              394,361
                                                                                   ------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
       A Class                                                                               (64)                   (1)
       Institutional Class                                                               (17,899)               (1,882)
Net realized gain on investments:
       A Class                                                                              (354)                   --
       Institutional Class                                                               (99,154)                   --
                                                                                   ------------------------------------------
                                                                                        (117,471)               (1,883)
                                                                                   ------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
       A Class                                                                             5,336                 7,120
       Institutional Class                                                               151,001             2,000,010
Net asset value of shares issued upon reinvestment of dividends from net investment income and net realized gain on investments:
       A Class                                                                               418                     1
       Institutional Class                                                               117,053                 1,882
                                                                                   ------------------------------------------
                                                                                         273,808             2,009,013
                                                                                   ------------------------------------------
Cost of shares repurchased:
       A Class                                                                            (1,222)                 (223)
       Institutional Class                                                              (151,003)                   --
                                                                                   ------------------------------------------
                                                                                        (152,225)                 (223)
                                                                                   ------------------------------------------
Increase in net assets derived from capital
       share transactions                                                                121,583             2,008,790
                                                                                   ------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                                                   (162,706)            2,401,268

NET ASSETS:
Beginning of period                                                                    2,401,268                    --
                                                                                   ------------------------------------------
End of period                                                                         $2,238,562            $2,401,268
                                                                                   ==========================================


* Commencement of operations
                             See accompanying notes

DELAWARE GROUP EQUITY FUNDS IV, INC. -
CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of the Fund outstanding throughout the period were as follows:

                                                                             A Class                   Institutional Class
                                                                --------------------------------  ----------------------------------
                                                                                      Period                      Period
                                                                                     12/2/96(1)                 12/2/96(1)
                                                                   Year Ended           to         Year Ended       to
                                                                    9/30/98          9/30/97        9/30/98        9/30/97
                                                                --------------------------------------------------------------------
Net asset value, beginning of period                               $10.160            $8.500        $10.160        $8.500

Income from investment operations:
   Net investment income                                             0.082(2)          0.067          0.082(2)      0.067
   Net realized and unrealized gain (loss) on investments           (0.755)            1.601         (0.755)        1.601
                                                                --------------------------------------------------------------------
   Total from investment operations                                 (0.673)            1.668         (0.673)        1.668
                                                                --------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income                             (0.076)           (0.008)        (0.076)       (0.008)
   Distributions from net realized gain on investments              (0.421)               --         (0.421)           --
                                                                --------------------------------------------------------------------
   Total dividends and distributions                                (0.497)           (0.008)        (0.497)       (0.008)
                                                                --------------------------------------------------------------------
Net asset value, end of period                                      $8.990           $10.160         $8.990       $10.160
                                                                ====================================================================

Total return(3)                                                      (6.91%)           19.64%         (6.91%)       19.64%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)                              $12                $8         $2,227        $2,393
  Ratio of expenses to average net assets                             0.75%             0.75%          0.75%         0.75%
  Ratio of expenses to average net assets prior to expense
   limitation                                                         2.28%             1.70%          1.98%         1.40%
  Ratio of net investment income to average net assets                0.83%             0.91%          0.83%         0.91%
  Ratio of net investment income (loss) to average net assets prior
   to expense limitation                                             (0.70%)           (0.03%)        (0.40%)        0.27%
  Portfolio turnover                                                   163%               84%           163%           84%
  Average commission rate paid(4)                                  $0.0495           $0.0594        $0.0495       $0.0594

--------------------------------------------------------------------------------

(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Computed based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.



                             See accompanying notes

DELAWARE GROUP EQUITY FUNDS IV, INC. -
CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

Delaware Group Equity Funds IV, Inc. - Capital Appreciation Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Capital Appreciation Fund A Class carries a front-end sales charge which was raised from 4.75% to 5.75% effective November 2, 1998. The Capital Appreciation Fund B Class carries a back-end sales charge. The Capital Appreciation Fund C Class carries a level load deferred sales charge and Capital Appreciation Fund Institutional Class has no sales charge. As of September 30, 1998, only the Capital Appreciation Fund A Class and the Capital Appreciation Fund Institutional Class have commenced operations. The Fund's objective is to seek capital appreciation.

1.       Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation- Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value.

Federal Income Taxes- The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

2.       Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of the average daily net assets of the Fund less the fees paid to the unaffiliated directors, 0.725% on the next $500 million and 0.70% on the average daily net assets in excess of $1 billion. At September 30, 1998, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $10,060.

DMC has elected to waive the portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of distribution expenses exceed 0.75% of average daily net assets of the Fund through September 30, 1998.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At September 30, 1998, the Fund had a liability for such fees and other expenses payable to DSC of $7,577.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class. DDLP has elected voluntarily to waive such fees through November 30, 1998. At September 30, 1998, the Fund had a liability for expenses payable to DDLP of $1,166.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3.       Investments

During the year ended September 30, 1998, the Fund made purchases of $3,839,889 and sales of $3,520,841 of investment securities other than U.S. government securities and temporary cash investments.

At September 30, 1998, the aggregate cost of securities for federal income tax purposes was $2,125,520.

At September 30, 1998, net unrealized appreciation for federal income tax purposes aggregated $129,049 of which $328,635 related to unrealized appreciation of securities and $199,586 related to unrealized depreciation of securities.

4.       Capital Stock

Transactions in capital stock shares were as follows:

                                                                     Year             12/02/96*
                                                                    Ended                to
                                                                   9/30/98            9/30/97
                                                                   -------            ---------
 Shares sold:
        A Class........................................               619                 823
        Institutional Class............................            14,862             235,295

Shares issued upon reinvestment of dividends
  from net investment income and net realized
  gain on investments:
       A Class.........................................                44                 --
       Institutional Class.............................            12,270                225
                                                                  --------           --------
                                                                   27,795            236,343
Shares repurchased:
       A Class.........................................              (125)               (24)
       Institutional Class.............................           (14,862)                --
                                                                 ---------           --------
                                                                  (14,987)               (24)
                                                                 ---------           --------
Net increase...........................................            12,808            236,319
                                                                 =========           ========

* Commencement of operations

5.       Line of Credit

The Fund has a committed line of credit for $100,000. No amount was outstanding at September 30, 1998, or at any time during the fiscal year.

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Equity Funds IV, Inc. - Capital Appreciation Fund

We have audited the accompanying statement of net assets of Delaware Group Equity Funds IV, Inc. - Capital Appreciation Fund (the "Fund") as of September 30, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds IV, Inc. - Capital Appreciation Fund at September 30, 1998, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                               /s/ Ernst & Young
                                               ------------------
Philadelphia, Pennsylvania                         Ernst & Young
October 30, 1998